Property and Equipment (Tables)	6 Months Ended
Jun. 30, 2012
Schedule of Property and Equipment

Property and equipment, including assets held under capital leases, are summarized as follows at December 31, 2010 and 2011. Construction in progress represents costs associated with new equipment, office leasehold improvements, and software not yet placed in service as of December 31, 2010 and 2011 and June 30, 2012.

	Estimated Useful Life (in Years)	As of December 31,		As of June 30,
		2010	2011	2012
				(unaudited)

Furniture and equipment	2 -7	$37,890	$55,581	$58,787
Software	5	18,993	23,217	27,038
Leasehold improvements	*	5,709	10,881	11,526
Construction in progress		1,543	1,508	4,488

Total		64,135	91,187	101,839
Less accumulated depreciation and amortization		(26,936)	(36,571)	(44,952)

Total property and equipment, net		$37,199	$54,616	$56,887

*	Shorter of lease term or estimated useful life